Exhibit 99.5

AMERICAN BRIVISION (HOLDING) CORPORATION AND SUBSIDIARIES

UNAUDITED CONDENSED CONSOLIDATED COMBINED

PRO FORMA FINANCIAL INFORMATION

Introduction

On January 31, 2018, American BriVision (Holding) Corporation (“ABVC”, the “Company”) entered into an agreement and plan of merger (the “Merger Agreement”) with BioLite Holding, Inc. (“BioLite”), a Nevada corporation, BioKey, Inc. (“BioKey”), a California corporation, BioLite Acquisition Corp. (“Merger Sub 1”), a Nevada corporation and wholly-owned subsidiary of the Company, and BioKey Acquisition Corp. (“Merger Sub 2”), a California corporation and wholly-owned subsidiary of the Company.

Pursuant to the Merger Agreement, on or before the Closing of the Merger, each issued and outstanding share of BioLite shall be converted into the right to receive one point eighty-two (1.82) validly issued, fully-paid and non-assessable shares of the Company and all shares of BioLite shall be cancelled and cease to exist. Also on or before the Closing of the Merger, each issued and outstanding share of BioKey shall be converted into the right to receive one (1) validly issued, fully-paid and non-assessable share of the Company and all shares of BioKey shall be cancelled and cease to exist. Simultaneously upon Closing, BioLite and Merger Sub 1 shall merge together with Merger Sub 1’s articles of incorporation and bylaws as the surviving corporation’s (the “BioLite Surviving Corporation”) articles of incorporation and bylaws and all shares of Merger Sub 1 shall be converted into one share of Common Stock of the BioLite Surviving Corporation, which shall remain a wholly-owned subsidiary of the Company. In addition, upon Closing, BioKey and Merger Sub 2 shall merge together with Merger Sub 2’s articles of incorporation and bylaws as the surviving corporation’s (the “BioKey Surviving Corporation’s”) articles of incorporation and bylaws and all shares of Merger Sub 2 shall be converted into one share of Common Stock of the BioKey Surviving Corporation, which shall remain a wholly-owned subsidiary of the Company.

The following unaudited pro forma condensed consolidated combined financial statements reflect the combination of the historical consolidated results of ABVC and its subsidiaries, BioLite, and BioKey on a pro forma basis to give effect to the Merger Agreement.

The unaudited pro forma condensed consolidated combined balance sheet of the combined company is based on (i) the audited historical consolidated balance sheet of ABVC as of December 31, 2017, (ii) the audited historical balance sheet of BioLite as of December 31, 2017, and the (iii) the audited historical balance sheet of BioKey as of December 31, 2017, and includes pro forma adjustments as of the Merger had occurred on December 31, 2017.

The unaudited pro forma condensed consolidated combined statement of operations of the combined company are based on the following details, and includes pro forma adjustments as of the Merger had occurred on January 1, 2017.

(i)	the unaudited historical consolidated statement of operations of ABVC for the twelve months ended December 31, 2017. On February 14, 2018, the Board of Directors of ABVC approved a change in the Company’s fiscal year from September 30 to December 31, effective immediately. As a result of this change, on April 13, 2018, the Company filed a Transition Report on Form 10-K for the three-month period ended December 31, 2017. After a change in fiscal year end in which the transition report has been filed on Form 10-K on April 13, 2018, ABVC determined to present pro forma information for the transition period and most recent fiscal year (and interim period). Because the transition period is only three months, the period from January 1, 2017 to September 30, 2017 is added to the transition period to comply with S-X Rule 3-06.

(ii)	the audited historical statement of operations of BioLite for the twelve months ended December 31, 2017.

(iii)	the audited historical statement of operations of BioKey for the twelve months ended December 31, 2017.

The unaudited pro forma data presented herein reflects events that are directly attributable to the described transactions, factually supportable, and as it relates to the unaudited pro forma condensed consolidated combined statement of operations, expected to have a continuing impact. The unaudited pro forma data presented herein also reflects certain assumptions which management believes are reasonable. Such pro forma data is not necessarily indicative of financial results that would have been attained had the described transactions occurred on the dates indicated above, or the results of the combined company that may be achieved in the future. The adjustments are based on currently available information and certain estimates and assumptions. Therefore, the actual results may differ from the pro forma results indicated herein. However, management believes that the assumptions provide a reasonable basis for presenting the significant effects of the transactions as contemplated and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed consolidated combined financial statements.

The unaudited pro forma condensed consolidated combined financial statements are provided for illustrative purposes only and are not intended to represent or be indicative of the consolidated results of operations or consolidated financial position of the combined company that would have been recorded had the Merger been completed as of the dates presented, and they should not be taken as representative of the expected future results of operations or financial position of the combined company. The unaudited pro forma condensed consolidated combined financial statements do not reflect the impacts of any potential operational efficiencies, asset dispositions, cost savings or economies of scale that the combined company may achieve with respect to the operations of the combined company. Additionally, the unaudited pro forma condensed consolidated combined statement of operations does not include non-recurring charges or credits, and the related tax effects, which result directly from the Merger.

The unaudited pro forma condensed consolidated combined financial statements have been derived from, and should be read in conjunction with, (i) the historical consolidated financial statements and accompanying notes of ABVC, as included in ABVC’s transition report filed on Form 10-KT for the three months ended December 31, 2017 on April 13, 2018, (ii) the historical consolidated financial statements and accompanying notes of ABVC, as included in ABVC’s Annual Report on Form 10-K for the year ended September 30, 2017 filed with the SEC on January 16, 2018 and (iii) the historical financial statements and accompanying notes of BioLite and BioKey, as included in this prospectus report.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED COMBINED BALANCE SHEET

AS OF DECEMBER 31, 2017

				Pro Forma		Pro Forma
	ABVC	BioKey	BioLite	Adjustment	Note	Combined
ASSETS
Current Assets
Cash and cash equivalents	$93,332	$1,225,397	$256,925			$1,575,654
Accounts receivable, net	-	59,080	-			59,080
Accounts receivable - related parties, net	-	134,312	3,475			137,787
Receivable from collaboration partners – related parties	2,550,000	-	-			2,550,000
Due from related parties	-	-	153,953	(109,220)	{f}	44,733
Inventory	-	-	199,708			199,708
Prepaid expense and other current assets	-	-	146,912			146,912
Total Current Assets	2,643,332	1,418,789	760,973	(109,220)		4,713,874

Property and equipment, net	-	37,600	570,576			608,176
Goodwill, net				52,728,835	{e}	52,728,835
Long-term investments	-	-	4,185,969			4,185,969
Deferred tax assets	-	-	1,017,897			1,017,897
Security Deposits	-	10,440	68,876			79,316
Total Assets	$2,643,332	$1,466,829	$6,604,291	$52,619,615		$63,334,067

LIABILITIES AND EQUITY
Current Liabilities
Short-term bank loan	-	-	927,800			927,800
Long-term bank loan - current portion	-	-	40,203			40,203
Notes payable	-	-	202,429			202,429
Accrued expenses and other current liabilities	170,927	73,957	527,500			772,384
Due to related parties	4,229,320	5,800	2,390,498	(109,220)	{f}	6,516,398
Total Current Liabilities	4,400,247	79,757	4,088,430	(109,220)		8,459,214

Long-term bank loan	-	-	55,690			55,690
Tenant security deposit	-	2,880	-			2,880
Total Liabilities	4,400,247	82,637	4,144,120	(109,220)		8,517,784

Equity
Preferred Stock	-	18,633,097	-	(18,633,097)	{c}	-
Common Stock	213,747	541,793	4,121	(4,121)	{a}	317,376
				74,998	{a}
				(541,793)	{b}
				6,498	{b}
				22,133	{c}
Additional paid-in capital	13,805,936	296,465	10,862,995	(70,877)	{a}	68,682,449
				(296,465)	{b}
				54,084,395	{e}
				(10,000,000)	{g}
Accumulated deficit	(15,776,598)	(18,087,163)	(9,971,033)	18,087,163	{b}	(6,765,087)
				8,982,544	{a}
				10,000,000	{g}
Other comprehensive income	-	-	757,327	117,457	{a}	874,784
Treasury Stock	-	-	-	(6,750,000)	{g}	(9,100,000)
				(2,350,000)	{h}
Total Stockholders’ deficit	(1,756,915)	1,384,192	1,653,410	52,728,835		54,009,522
Noncontrolling Interest	-	-	806,761			806,761
Total Equity	(1,756,915)	1,384,192	2,460,171	52,728,835		54,816,283

Total Liabilities and Equity	$2,643,332	$1,466,829	$6,604,291	$52,619,615		$63,334,067

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2017

				Pro Forma		Pro Forma
	ABVC	BioKey	BioLite	Adjustment	Note	Combined

Revenues	$-	$983,218	$3,196			$986,414

Cost of revenues	-	17,312	2,249			19,561

Gross profit	-	965,906	947			966,853

Operating expenses
Selling, general and administrative expenses	811,685	767,504	1,735,931			3,315,120
Research and development expenses	3,171,665	497,947	256,682			3,926,294
Stock based compensation	155,400	-	-			155,400
Total operating expenses	4,138,750	1,265,451	1,992,613			7,396,814

Loss from operations	(4,138,750)	(299,545)	(1,991,666)			(6,429,961)

Other income (expense)
Interest income	180	6,742	7,207			14,129
Interest expense	(103,460)		(222,060)			(325,520)
Rental income			11,814			11,814
Investment loss			(34,139)			(34,139)
Gain/Loss on foreign exchange changes			(409,170)			(409,170)
Gain/Loss on investment in equity securities			(4,443,876)	4,313,725		(130,151)
Other income (expense)	-	459	51,574			52,033
Total other income (expenses)	(103,280)	7,201	(5,038,650)	4,313,725		(821,044)

Loss before provision for income tax	(4,242,030)	(292,344)	(7,030,316)	4,313,725		(7,250,965)

Provision for income tax (benefit)	830	800	(360,395)			(358,765)

Net loss	(4,242,860)	(293,144)	(6,669,921)	4,313,725		(6,892,200)

Net loss attributable to noncontrolling interests	-	-	(1,621,650)			(1,621,650)

Net loss attributable to ABVC and subsidiaries	(4,242,860)	(293,144)	(5,048,271)	4,313,725		(5,270,550)
Foreign currency translation adjustment	-	-	695,573			695,573
Comprehensive Income (Loss)	$(4,242,860)	$(293,144)	$(4,352,698)	4,313,725		$(4,574,977)

Net loss per share attributable to Common Stockholders
Basic and diluted	$(0.02)					$(0.02)
Weighted average number of common shares outstanding
Basic and diluted	213,386,031					312,419,426	{d}

Notes to the Unaudited Pro Forma Condensed Consolidated Combined Financial Statements
For the Twelve Months Ended December 31, 2017

1. Basis of Presentation

The unaudited pro forma condensed consolidated combined balance sheet as of December 31, 2017 is based on the audited consolidated balance sheet of ABVC, the audited balance sheet of BioLite, and the audited balance sheet of BioKey as if the Merger had occurred on December 31, 2017.

On February 14, 2018, the Board of Directors of ABVC approved a change in the Company’s fiscal year from September 30 to December 31, effective immediately. As a result of this change, on April 13, 2018, the Company filed a Transition Report on Form 10-K for the three-month period ended December 31, 2017. After a change in fiscal year end in which the transition report has been filed on Form 10-K on April 13, 2018, ABVC determined to present pro forma information for the transition period and most recent fiscal year (and interim period). Because the transition period is only three months, the period from January 1 to September 30, 2017 is added to the transition period to comply with S-X Rule 3-06.

As such, the unaudited pro forma condensed consolidated combined statement of operations for the twelve months ended December 31, 2017 is based on the audited statement of operations of ABVC for the twelve months ended December 31, 2017, the audited historical statement of operations of BioLite for the twelve months ended December 31, 2017, and the audited historical statement of operations of BioKey for the twelve months ended December 31, 2017, as if the Merger had occurred on January 1, 2017.

BioLite and the Company are related parties because the two companies are under common control by Dr. Tsung-Shann Jiang.

2. Pro Forma Adjustments

The following adjustments were made in the preparation of the unaudited pro forma condensed consolidated combined balance sheet and unaudited pro forma condensed consolidated combined statements of operations:

{a}	Reconciliation of ABVC Common Stock to be issued to BioLite shareholders:

BioLite Outstanding shares as of 12/31/2017	41,207,444
Exchange of each BioLite share of Common Stock outstanding as of December 31, 2017, for 1.82 shares of ABVC Common Stock	1.82
ABVC Common Stock to be issued to BioLite as a result of the Merger	74,997,548
Par value $0.001 per share of ABVC	$74,998

{b}	ABVC Common Stock to be issued to BioKey shareholders in exchange of BioKey’s Common Stock outstanding:

BioKey Outstanding shares as of 12/31/2017	6,498,134
Exchange of each BioKey share of Common Stock outstanding as of December 31, 2017, for one share of ABVC Common Stock	1
ABVC Common Stock to be issued to BioKey as a result of the Merger	6,498,134
Par value $0.001 per share of ABVC	$6,498

{c}	ABVC Common Stock to be issued to BioKey shareholders in exchange of BioKey’s preferred stock outstanding:

BioKey Outstanding shares as of 12/31/2017
7,000,000 shares of Series A	7,000,000
1,160,000 shares of Series A	1,160,000
13,973,097 shares of Series C	13,973,097
BioKey’s total shares of preferred stock outstanding as of 12/31/2017	22,133,097
Exchange of each BioKey share of preferred stock outstanding as of December 31, 2017, for one share of ABVC Common Stock	1
ABVC Common Stock to be issued to BioKey as a result of the Merger	22,133,097
Par value $0.001 per share of ABVC	$22,133

{d}	Common Stock outstanding as of December 31, 2017 following the Merger:

ABVC Common Stock issued as of December 31, 2017	213,746,647
ABVC Common Stock held by BioLite pursuant to the BioLite Collaborative Agreement (see Note {g})	(3,487,500)
ABVC Common Stock held by BioLite for cash issuance (see Note {h})	(1,468,750)
ABVC Common Stock to be issued to BioLite as a result of the Merger	74,997,548
ABVC Common Stock to be issued to BioKey as a result of the Merger	28,631,231
Total Common Stock of the combined company outstanding following the Merger	312,419,176

{e}	Unless otherwise noted, adjustments to reflect the elimination of BioKey’s total equity, the estimated value of consideration to be paid in the Merger and to adjust, where required, the historical carrying values of BioKey’s assets and liabilities as of December 31, 2017 to the preliminary estimated fair value, in accordance with the acquisition method of accounting. The preliminary valuations were determined as of and, where applicable, are based on the bid-and-ask share price of ABVC Common Stock on the final day of trading, May 23, 2018 The fair value of the consideration given and assets and liabilities acquired will be determined based on the underlying fair values as of the May 23, 2018.

Purchase consideration:
Common Stock (1)	$54,113,027
Estimated Fair Value of Assets Acquired:
Cash and cash equivalents	$1,225,397
Accounts Receivable	59,080
Accounts Receivable - related parties	134,312
Property and equipment	37,600
Security Deposits	10,440
Total assets acquired	1,466,829
Estimated Fair Value of Liabilities Assumed:
Accounts payable	5,396
Due to shareholders	5,800
Accrued expenses and other current liabilities	57,576
Advance from customers	10,985
Tenant security deposit	2,880
Total liabilities assumed	82,637
Total net assets acquired	1,384,192
Goodwill as a result of the Merger	$52,728,835

(1)	28,631,231 shares of ABVC Common Stock to be issued to BioKey in connection with the Merger. Those shares were valued at $1.89 per share, the closing share price of ABVC on May 23, 2018.

{f}	As of December 31, 2017, ABVC had $109,220 due to BioLite.

{g}	Collaborative agreement with BioLite Inc., a related party

On December 29, 2015, American BriVision Corporation (“BriVision”) entered into a collaborative agreement (the “BioLite Collaborative Agreement”) with BioLite, a related party, pursuant to which BioLite granted BriVision sole licensing rights for drug and therapeutic use of five products, including BLI-1005 CNS-Major Depressive Disorder, BLI-1008 CNS-Attention Deficit Hyperactivity Disorder, BLI-1401-1 Anti-Tumor Combination Therapy-Solid Tumor with Anti-PD-1, BLI-1401-2 Anti-Tumor Combination Therapy-Triple Negative Breast Cancer, and BLI-1501 Hematology-Chronic Lymphocytic Leukemia, in the U.S.A and Canada. Under the BioLite Collaborative Agreement, BriVision should pay a total of $100,000,000 in cash or stock of BriVision with equivalent value, according to the following schedule:

●	upfront payment shall upon the signing of this BioLite Collaborative Agreement: 3.5% of total payment. After receiving upfront payment from BriVision, BioLite has to deliver all data to BriVision in one week.

●	upon the first IND submission, BriVision shall pay, but no later than December 15, 2016: 6.5% of total payment. After receiving second payment from BriVision, BioLite has to deliver IND package to BriVision in one week.

●	at the completion of first phase II clinical trial, BriVision shall pay, but no later than September 15, 2017: 15% of total payment. After receiving third payment from BriVision, BioLite has to deliver phase II clinical study report to BriVision in three months.

●	upon the phase III IND submission, BriVision shall pay, but no later than December 15, 2018: 20% of total payment. After receiving forth payment from BriVision, BioLite has to deliver IND package to BriVision in one week.

●	at the completion of phase III, BriVision shall pay, but no later than September 15, 2019:25% of total payment. After receiving fifth payment from BriVision, BioLite has to deliver phase III clinical study report to BriVision in three months.

●	upon the NDA submission, BriVision shall pay, but no later than December 15, 2020, BriVision shall pay: 30% of total payment. After receiving sixth payment from BriVision, BioLite has to deliver NDA package to BriVision in one week.

This BioLite Collaborative Agreement shall, once signed by both Parties, remain in effect for fifteen years as of the first commercial sales of the Product in the Territory and automatically renew for five more years unless either party gives the other party six month written notice of termination prior to the expiration date of the term.

Pursuant to the BioLite Collaborative Agreement, an upfront payment of $3,500,000 (the “Milestone Payment”), which is 3.5% of total payments due under the BioLite Collaborative Agreement, was to be paid by BriVision upon signing of that agreement. On May 6, 2016, BriVision and BioLite agreed to amend the BioLite Collaborative Agreement, through entry into the Milestone Payment Agreement, whereby BriVision agreed to pay the Milestone Payment to BioLite with $2,600,000 in cash and $900,000 in the form of newly issued shares of its Common Stock, at the price of $1.60 per share, for an aggregate number of 562,500 shares. The cash payment and shares issuance were completed in June 2016.

Pursuant to the BioLite Collaborative Agreement, the 6.5% of total payment, $6,500,000 shall be made upon the first IND submission which was submitted in March 2016. On February 2017, BriVision agreed to pay this amount to BioLite with $650,000 in cash and $5,850,000 in the form of newly issued shares of its Common Stock, at the price of $2.0 per share, for an aggregate number of 2,925,000 shares. The cash payment and shares issuance were completed in February 2017.

Pursuant to the BioLite Collaborative Agreement, the 15% of total payment, $15,000,000 shall be made at the completion of first phase II clinical trial. As of December 31, 2017, the first phase II clinical trial research has not completed yet.

The aggregate Common Stock shares of American BriVision Corporation issued to BioLite pursuant to the BioLite Collaborative Agreement was 3,487,500 shares, the value of which was $6,750,000. The unaudited pro forma adjustments were made as if the Merger occurred on December 31, 2017. As such, these Common Stock shares of ABVC held by BioLite shall be treated not be treated as outstanding shares, and shall be reflected as treasury shares.

American BriVision Corporation determined to fully expense the entire amount of $10,000,000 according to ASC 730-10-25-1. The entire amount is fully expensed as research and development expense during the twelve months ended December 31, 2016.

During the year ended December 31, 2017, BioLite recognized loss on investment in ABVC’s equity securities of $4,313,725. The amount has been eliminated in the pro forma condensed consolidated statement of operations.

{h}	On August 26, 2016, ABVC issued 1,468,750 shares of Common Stock, par value $0.001 to BioLite pursuant to a certain Stock Purchase Agreement dated August 26, 2016. The purchase price per share of the Offering is $1.60. The net proceeds to the Company from the Offering are approximately $2,350,000. The unaudited pro forma adjustments were made as if the Merger occurred on December 31, 2017. As such, these Common Stock shares of ABVC held by BioLite shall be treated not be treated as outstanding shares, and shall be reflected as treasury shares.

AMERICAN BRIVISION (HOLDING) CORPORATION AND SUBSIDIARIES

UNAUDITED CONDENSED CONSOLIDATED COMBINED

PRO FORMA FINANCIAL INFORMATION AS OF SEPTEMBER 30, 2018

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED COMBINED BALANCE SHEET

AS OF SEPTEMBER 30, 2018

				Pro Forma		Pro Forma
	ABVC	BioKey	BioLite	Adjustment	Note	Combined
ASSETS
Current Assets
Cash and cash equivalents	$4,389	$733,843	$183,353			$921,585
Accounts receivable, net		83,479	2,050			85,529
Accounts receivable - related parties, net	2,550,000	142,225	656			142,881
Receivable from collaboration partners – related parties						2,550,000
Due from related parties	40,000		129,567	(22,009)	{f}	147,558
Inventory			183,065			183,065
Prepaid expense and other current assets			185,252			185,252
Total Current Assets	2,594,389	959,547	683,943	(22,009)		4,215,870
Property and equipment, net		64,375	522,067			586,442
Goodwill, net				55,200,837	{e}	55,200,837
Long-term investments			3,316,878			3,316,878
Deferred tax assets			1,227,334			1,227,334
Security Deposits		10,440	47,280			57,720
Total Assets	$2,594,389	$1,034,362	$5,797,502	$55,178,828		$64,605,081

LIABILITIES AND EQUITY
Current Liabilities
Short-term bank loan			656,000			656,000
Long-term bank loan - current portion			39,737			39,737
Notes payable			497,248			497,248
Accrued expenses and other current liabilities	436,828	84,980	785,057			1,306,865
Due to related parties	4,041,703		2,757,064	(21,603)	{f}	6,777,164
Total Current Liabilities	4,478,531	84,980	4,735,106	(21,603)		9,277,014

Long-term bank loan			25,092			25,092
Tenant security deposit		2,880				2,880
Convertible notes payable	300,000					300,000
Convertible notes payable - related parties	250,000					250,000
Accrued interest	14,567					14,567

Total Liabilities	5,043,098	87,860	4,760,198	(21,603)		9,869,553
Equity
Preferred stock		18,633,097		(18,633,097)	{c}
Common stock	213,927	771,793	4,121	(4,121)	{a}	318,476
				74,998	{a}
				(771,793)	{b}
				7,418	{b}
				22,133	{c}
Additional paid-in capital	13,909,157	82,265	10,862,995	(70,877)	{a}	70,819,063
				(82,265)	{e}
				56,117,788	{e}
				(10,000,000)	{g}
Accumulated deficit	(16,571,793)	(18,540,653)	(10,980,204)	18,540,653	{e}	(8,438,433)
				6,817,848	{g}
				2,295,716	{h}
				10,000,000	{g}
Other comprehensive income			676,227	(13,970)	{f,g}	662,257
Treasury stock				(6,750,000)	{g}	(9,100,000)
				(2,350,000)	{h}
Total Stockholders’ deficit	(2,448,709)	946,502	563,139	55,200,431		54,261,363
Noncontrolling interest			474,165			474,165
Total Equity	(2,448,709)	946,502	1,037,304	55,200,431		54,261,363
Total Liabilities and Equity	$2,594,389	$1,034,362	$5,797,502	$55,178,828		$64,605,081

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2018

				Pro Forma		Pro Forma
	ABVC	BioKey	BioLite	Adjustment	Note	Combined

Revenues	$0	$382,097	$3,976			$386,073

Cost of revenues		3,215	2,856			6,071

Gross profit		378,882	1,120			380,002

Operating expenses
Selling, general and administrative expenses	520,256	498,396	693,057			1,711,709
Research and development expenses	135,006	337,810	224,316			697,132
Stock based compensation	23,401					23,401
Total operating expenses	678,663	836,206	917,373			2,432,242

Loss from operations	(678,663)	(457,324)	(916,253)			(2,052,240)

Other income (expense)
Interest income		4,144	3,761			7,905
Interest expense	(114,682)		(231,300)			(345,982)
Rental income			8,997			8,997
Investment loss			(287,513)			(287,513)
Gain/Loss on foreign exchange changes			7,403			7,403
Gain/Loss on investment in equity securities			(164,649)			(164,649)
Other income (expense)		490	(4,305)			(3,815)
Total other income (expenses)	(114,682)	4,634	(667,606)			(777,654)

Loss before provision for income tax	(793,682)	(452,690)	(1,583,859)			(2,829,894)

Provision for income tax (benefit)	1,850	800	(242,092)			(239,442)

Net loss	(795,195)	(453,490)	(1,341,767)			(2,590,452)

Net loss attributable to noncontrolling interests			(332,596)			(332,596)

Net loss attributable to ABVC and subsidiaries	(795,195)	(453,490)	(1,009,171)			(2,257,856)
Foreign currency translation adjustment			(81,100)			(81,100)
Comprehensive Income (Loss)	$(795,195)	$(453,490)	$(1,090,271)			$(2,338,956)

Net loss per share attributable to common stockholders
Basic and diluted	$(0.00)					$(0.01)
Weighted average number of common shares outstanding
Basic and diluted	213,869,286					312,639,004	{d}

Notes to the Unaudited Pro Forma Condensed Consolidated Combined Financial Statements

1. Basis of Presentation

The unaudited pro forma condensed consolidated combined balance sheet as of September 30, 2018 is based on the unaudited consolidated balance sheet of ABVC, the unaudited consolidated balance sheet of BioLite, and the unaudited balance sheet of BioKey as if the Merger had occurred on September 30, 2018.

The unaudited pro forma condensed consolidated combined statement of operations for the nine months ended September 30, 2018 is based on the unaudited consolidated statement of operations of ABVC for the nine months ended September 30, 2018, the unaudited consolidated statement of operations of BioLite for the nine months ended September 30, 2018, and the unaudited statement of operations of BioKey for the nine months ended September 30, 2018, as if the Merger had occurred on January 1, 2018.

On February 14, 2018, the Board of Directors of ABVC approved a change in the Company’s fiscal year from September 30 to December 31, effective immediately. As a result of this change, on April 13, 2018, the Company filed a Transition Report on Form 10-K for the three-month period ended December 31, 2017. After a change in fiscal year end in which the transition report has been filed on Form 10-K on April 13, 2018, ABVC determined to present pro forma information for the transition period and most recent fiscal year (and interim period). Because the transition period is only three months, the period from January 1 to September 30, 2017 is added to the transition period to comply with S-X Rule 3-06.

As such, the unaudited pro forma condensed consolidated combined statement of operations for the twelve months ended December 31, 2017 is based on the audited consolidated statement of operations of ABVC for the twelve months ended December 31, 2017, the audited consolidated statement of operations of BioLite for the twelve months ended December 31, 2017, and the audited statement of operations of BioKey for the twelve months ended December 31, 2017, as if the Merger had occurred on January 1, 2017.

BioLite and the Company are related parties because the two companies are under common control by Dr. Tsung-Shann Jiang.

2. Pro Forma Adjustments

The following adjustments were made in the preparation of the unaudited pro forma condensed consolidated combined balance sheet and unaudited pro forma condensed consolidated combined statements of operations:

{a}	Reconciliation of ABVC common stock to be issued to BioLite shareholders:

BioLite Outstanding shares as of September 30, 2018	41,207,444
Exchange of each BioLite share of common stock outstanding as of September 30, 2018, for 1.82 shares of ABVC common stock	1.82
ABVC common stock to be issued to BioLite as a result of the Merger	74,997,548
Par value $0.001 per share of ABVC	$74,998

{b}	ABVC common stock to be issued to BioKey shareholders in exchange of BioKey’s common stock outstanding:

BioKey Outstanding shares as of September 30, 2018	7,418,134
Exchange of each BioKey share of common stock outstanding as of September 30, 2018, for one share of ABVC common stock	1
ABVC common stock to be issued to BioKey as a result of the Merger	7,418,134
Par value $0.001 per share of ABVC	$7,418

{c}	ABVC common stock to be issued to BioKey shareholders in exchange of BioKey’s preferred stock outstanding:

BioKey Outstanding shares as of September 30, 2018
7,000,000 shares of Series A	7,000,000
1,160,000 shares of Series A	1,160,000
13,973,097 shares of Series C	13,973,097
BioKey’s total shares of preferred stock outstanding as of September 30, 2018	22,133,097
Exchange of each BioKey share of preferred stock outstanding as of September 30, 2018, for one share of ABVC common stock	1
ABVC common stock to be issued to BioKey as a result of the Merger	22,133,097
Par value $0.001 per share of ABVC	$22,133

{d}	Common stock outstanding as of September 30, 2018 following the Merger:

ABVC common stock issued as of September 30, 2018	213,926,475
ABVC common stock held by BioLite pursuant to the BioLite Collaborative Agreement (see Note {g})	(3,487,500)
ABVC common stock held by BioLite for cash issuance (see Note {h})	(1,468,750)
ABVC common stock to be issued to BioLite as a result of the Merger	74,997,548
ABVC common stock to be issued to BioKey as a result of the Merger	29,551,231
Total common stock of the combined company outstanding following the Merger	313,519,004

{e}	Unless otherwise noted, adjustments to reflect the elimination of BioKey’s total equity, the estimated value of consideration to be paid in the Merger and to adjust, where required, the historical book values of BioKey’s assets and liabilities as of Sept 30, 2018 to the preliminary estimated fair value, in accordance with the acquisition method of accounting. The preliminary valuations were determined as of and, where applicable, are based on the bid-and-ask share price of ABVC common stock on the final day of trading, July 6, 2018 The fair value of the consideration given and assets and liabilities acquired will be determined based on the underlying fair values as of the July 6, 2018.

Purchase consideration:
Common stock (1)	$56,147,339
Estimated Fair Value of Assets Acquired:
Cash and cash equivalents	$733,843
Accounts receivable	83,479
Accounts receivable - related parties	142,225
Property and equipment	64,375
Security deposits	10,440
Total assets acquired	$1,034,362
Estimated Fair Value of Liabilities Assumed:
Accrued expenses and other current liabilities	$84,980
Tenant security deposit	2,880
Total liabilities assumed	$87,860
Total net assets acquired	$946,502
Goodwill as a result of the Merger	$55,200,837

(1)	29,551,231 shares of ABVC common stock to be issued to BioKey in connection with the Merger. Those shares were valued at $1.90 per share, the closing share price of ABVC on July 6, 2018.

{f}	As of September 30, 2018, BioLite had $22,009 due from ABVC; and ABVC had $21,603 due to BioLite. The difference was mainly due to the translation adjustment, which would be reflected in accumulated other comprehensive income in equity section.

{g}	Collaborative agreement with BioLite Inc., a related party

On December 29, 2015, American BriVision Corporation (“BriVision”) entered into a collaborative agreement (the “BioLite Collaborative Agreement”) with BioLite, a related party, pursuant to which BioLite granted BriVision sole licensing rights for drug and therapeutic use of five products, including BLI-1005 CNS-Major Depressive Disorder, BLI-1008 CNS-Attention Deficit Hyperactivity Disorder, BLI-1401-1 Anti-Tumor Combination Therapy-Solid Tumor with Anti-PD-1, BLI-1401-2 Anti-Tumor Combination Therapy-Triple Negative Breast Cancer, and BLI-1501 Hematology-Chronic Lymphocytic Leukemia, in the U.S.A and Canada. Under the BioLite Collaborative Agreement, BriVision should pay a total of $100,000,000 in cash or stock of BriVision with equivalent value, according to the following schedule:

●	upfront payment shall upon the signing of this BioLite Collaborative Agreement: 3.5% of total payment. After receiving upfront payment from BriVision, BioLite has to deliver all data to BriVision in one week.

●	upon the first IND submission, BriVision shall pay, but no later than December 15, 2016: 6.5% of total payment. After receiving second payment from BriVision, BioLite has to deliver IND package to BriVision in one week.

●	at the completion of first phase II clinical trial, BriVision shall pay, but no later than September 15, 2017: 15% of total payment. After receiving third payment from BriVision, BioLite has to deliver phase II clinical study report to BriVision in three months.

●	upon the phase III IND submission, BriVision shall pay, but no later than December 15, 2018: 20% of total payment. After receiving forth payment from BriVision, BioLite has to deliver IND package to BriVision in one week.

●	at the completion of phase III, BriVision shall pay, but no later than September 15, 2019:25% of total payment. After receiving fifth payment from BriVision, BioLite has to deliver phase III clinical study report to BriVision in three months.

●	upon the NDA submission, BriVision shall pay, but no later than December 15, 2020, BriVision shall pay: 30% of total payment. After receiving sixth payment from BriVision, BioLite has to deliver NDA package to BriVision in one week.

This BioLite Collaborative Agreement shall, once signed by both Parties, remain in effect for fifteen years as of the first commercial sales of the Product in the Territory and automatically renew for five more years unless either party gives the other party six month written notice of termination prior to the expiration date of the term.

Pursuant to the BioLite Collaborative Agreement, an upfront payment of $3,500,000 (the “Milestone Payment”), which is 3.5% of total payments due under the BioLite Collaborative Agreement, was to be paid by BriVision upon signing of that agreement. On May 6, 2016, BriVision and BioLite agreed to amend the BioLite Collaborative Agreement, through entry into the Milestone Payment Agreement, whereby BriVision agreed to pay the Milestone Payment to BioLite with $2,600,000 in cash and $900,000 in the form of newly issued shares of its common stock, at the price of $1.60 per share, for an aggregate number of 562,500 shares. The cash payment and shares issuance were completed in June 2016.

Pursuant to the BioLite Collaborative Agreement, the 6.5% of total payment, $6,500,000 shall be made upon the first IND submission which was submitted in March 2016. On February 2017, BriVision agreed to pay this amount to BioLite with $650,000 in cash and $5,850,000 in the form of newly issued shares of its common stock, at the price of $2.0 per share, for an aggregate number of 2,925,000 shares. The cash payment and shares issuance were completed in February 2017.

Pursuant to the BioLite Collaborative Agreement, the 15% of total payment, $15,000,000 shall be made at the completion of first phase II clinical trial. As of September 30, 2018 and December 31, 2017, the first phase II clinical trial research has not completed yet.

The aggregate common stock shares of American BriVision Corporation issued to BioLite pursuant to the BioLite Collaborative Agreement was 3,487,500 shares, the value of which was $6,750,000. The unaudited pro forma adjustments were made as if the Merger occurred on September 30, 2018. As such, these common stock shares of ABVC held by BioLite shall not be treated as outstanding shares, and shall be reflected as treasury shares. The corresponding long-term investment of BioLite has been written off in full amount, included in the accumulated deficit as of September 30, 2018. Such amount has been eliminated in the pro forma condensed balance sheet. Investment loss recognized as a result of the write-off amounted to $4,313,725 for the twelve months ended December 31, 2017. Such amount has been eliminated in the pro forma condensed statement of operations.

American BriVision Corporation determined to fully expense the entire amount of $10,000,000 according to ASC 730-10-25-1. The entire amount is fully expensed as research and development expense during the twelve months ended December 31, 2016, included in the accumulated deficit of ABVC as of September 30, 2018. The aggregate amount of $10,000,000 was recorded and remained as additional paid-in capital on BioLite as of September 30, 2018. Such amount has been eliminated in the pro forma condensed balance sheet.

{h}	On August 26, 2016, ABVC issued 1,468,750 shares of common stock, par value $0.001 to BioLite pursuant to a certain Stock Purchase Agreement dated August 26, 2016. The purchase price per share of the Offering is $1.60. The net proceeds to the Company from the Offering are approximately $2,350,000. The unaudited pro forma adjustments were made as if the Merger occurred on September 30, 2018. As such, these common stock shares of ABVC held by BioLite shall be treated be treated as outstanding shares, and shall be reflected as treasury shares. The corresponding long-term investment of BioLite has been written off in full amount, included in the accumulated deficit as of September 30, 2018. Such amount has been eliminated in the pro forma condensed balance sheet.